                                EXHIBIT (10)(a)


                        CONSENT OF INDEPENDENT AUDITORS

                        Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our reports (1) dated February 2, 2001 with respect to the subaccounts of AUSA Endeavor Variable Annuity Account which are available for investment by contract owners of The Endeavor Variable Annuity, and (2) dated February 15, 2001 with respect to the statutory-basis financial statements and schedules of AUSA Life Insurance Company, Inc., included in Post-Effective Amendment No. 12 to the Registration Statement (Form N-4 No. 33-83560) and related Prospectus of AUSA Landmark Variable Annuity, formerly known as The Endeavor Variable Annuity.


                                       Ernst & Young LLP

Des Moines, Iowa
April 24, 2001